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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               AMENDMENT NO. 1 ON
                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIER EVENT REPORTED): DECEMBER 25, 1998

                         COMMISSION FILE NUMBER 0-10054


                     COMMODORE ENVIRONMENTAL SERVICES, INC.
             (Exact name of Registrant as specified in its charter)


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
            DELAWARE                                              87-0275043
(State or other jurisdiction of                        (I.R.S. Employer Identification
 incorporation or organization)                                    Number)


        150 EAST 58TH STREET,                                       10155
         NEW YORK, NEW YORK                                      (Zip Code)
(Address of Principal Executive Offices)
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REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (212) 308-5800
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                          CURRENT REPORT ON FORM 8-K/A
                     COMMODORE ENVIRONMENTAL SERVICES, INC.
                                DECEMBER 25, 1998

This Amendment No. 1 amends Item 7 of the Current Report on Form 8-K dated December 25, 1998 (the "Current Report"), of Commodore Environmental Services, Inc. (the "Company"), a Delaware corporation, filed with the Securities and Exchange Commission on December 31, 1998, relating to the Company's acquisition of Commodore Separation Technologies, Inc. ("Separation"), to include the information set forth below.

Item 7. Financial Statements, Pro Forma Financial Statements and
Exhibits.

        (a) Financial Statements of Business Acquired.

The audited balance sheet of Separation as of June 30, 1997 and the related audited statements of operations, shareholders' equity and cash flows for the fiscal year ended June 30, 1997 and the accompanying notes are incorporated herein by reference to Part II, Item 8 of Separation's Annual Report on Form 10-K for the fiscal year ended June 30, 1997. The audited balance sheet of Separation as of December 31, 1997 and June 30, 1997 and the related audited statements of operations, shareholders' equity and cash flows for the six months ended December 31, 1997 and the accompanying notes are incorporated herein by reference to Part II, Item 8 of Separation's Transition Report on Form 10-K for the transition period from July 1, 1997 to December 31, 1997. The unaudited condensed balance sheet of Separation as of September 30, 1998 and the related unaudited condensed statements of operations and cash flow for the nine month period ended September 30, 1998 and 1997 and the accompanying notes are incorporated herein by reference to Part I, Item 1 of Separation's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1998.


        (b) Pro Forma Financial Information.

In accordance with Item 7 (b), attached as exhibit 99.5 are the unaudited pro forma financial statements and accompanying notes for Commodore Environmental Services, Inc. and Commodore Separation Technologies, Inc. combined. The pro forma financial information included herein reflects the pro forma effects of the acquisition of Separation by Environmental. It combines the historical balance sheets of Environmental and Separation as of September 30, 1998. The business combination has been accounted for as a purchase of Separation giving effect to the acquisition of 61% of beneficial ownership of the outstanding common shares of Separation. The unaudited condensed pro forma balance sheet should be read in conjunction with the historical financial statements and related notes.
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The following unaudited condensed pro forma combined statements of operations for the nine months ended September 30, 1998 and for the year ended December 31, 1997 for Environmental and Separation, assumes the acquisition of Separation by Environmental as of January 1, 1997.

The pro forma results of operations are not necessarily indicative of the results of operations that would actually have been obtained if the transactions had occurred as of the beginning of the year and nine month period. These statements should be read in conjunction with the historical financial statements and related notes.



(c) EXHIBITS.


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
EXHIBIT NO.                              DESCRIPTION
99.2 The audited balance sheet of Separation as of June 30, 1997 and the related audited statements of operations, shareholders' equity and cash flows for the fiscal year ended June 30, 1997 and the accompanying notes are incorporated herein by reference to Part II, Item 8 of Separation's Annual Report on Form 10-K for the fiscal year ended June 30, 1997. (File No. 0-22291)

99.3 The audited balance sheet of Separation as of December 31, 1997 and the related audited statements of operations, shareholders' equity and cash flows for the six months ended December 31, 1997 and the accompanying notes are incorporated herein by reference to Part II, Item 8 of Separation's Transition Report on Form 10-K for the transition period from July 1, 1997 to December 31, 1997. (File No. 0-22291)

99.4 The unaudited condensed balance sheet of Separation as of September 30, 1998 and the related unaudited condensed statements of operations and cash flow for the nine month period ended September 30, 1998 and 1997 and the accompanying notes are incorporated herein by reference to
                      Part I, Item 1 of Separation's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1998. (File No. 0-22291)

99.5 Unaudited pro forma financial statements and accompanying notes for the Company and Separation combined.
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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: March 2, 1999


                                        COMMODORE ENVIRONMENTAL SERVICES, INC.
                                        (Registrant)




                                        By    /s/ Andrew P. Oddi
                                              ---------------------------------
                                              Andrew P. Oddi - Vice President
                                              Treasurer
                                              (Principal Financial Officer)


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                                EXHIBIT INDEX


EXHIBIT NO.                              DESCRIPTION
-----------                              -----------

99.2 The audited balance sheet of Separation as of June 30, 1997 and the related audited statements of operations, shareholders' equity and cash flows for the fiscal year ended June 30, 1997 and the accompanying notes are incorporated herein by reference to Part II, Item 8 of Separation's Annual Report on Form 10-K for the fiscal year ended June 30, 1997. (File No. 0-22291)

99.3 The audited balance sheet of Separation as of December 31, 1997 and the related audited statements of operations, shareholders' equity and cash flows for the six months ended December 31, 1997 and the accompanying notes are incorporated herein by reference to Part II, Item 8 of Separation's Transition Report on Form 10-K for the transition period from July 1, 1997 to December 31, 1997. (File No. 0-22291)

99.4 The unaudited condensed balance sheet of Separation as of September 30, 1998 and the related unaudited condensed statements of operations and cash flow for the nine month period ended September 30, 1998 and 1997 and the accompanying notes are incorporated herein by reference to
                      Part I, Item 1 of Separation's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 1998. (File No. 0-22291)

99.5 Unaudited pro forma financial statements and accompanying notes for the Company and Separation combined.